incorporation)


                      Bank of America National Association
                             1825 East Buckeye Road
                             Phoenix, Arizona 85034

                    (Address of principal executive offices)
                    ----------------------------------------



      (Registrant's telephone number, including area code):  (704) 388-1254
                                                             --------------

Item  9.01         Financial  Statement,  Pro  Forma  Financial  Statements  and
                   -------------------------------------------------------------
Exhibits
      --

     (c)       Exhibits.

             20.1    SERIES  1999-C  -  Monthly  Certificateholders'  Statement
             20.2    SERIES  1999-C - Schedule to Monthly Servicer's Certificate
             20.3    SERIES  1999-C  -  Monthly  Servicer's  Certificate
             20.4    SERIES  2001-A  -  Monthly  Servicer's  Certificate
             20.5    SERIES  2001-A  -  Monthly  Certificateholders' Certificate
             20.6    SERIES  2001-A - Schedule to Monthly Servicer's Certificate

                                    SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned here unto duly authorized.



                           BANK OF AMERICA N.A. (USA)
                           --------------------------
                            (Transferor and Servicer)



     Dated:     September  15,  2004
                --------------------



     By:  /s/  Brian  P.  Sterling
          ------------------------
     Name:     Brian  P.  Sterling
     Title:    Vice  President


                                INDEX TO EXHIBITS
                               ------------------



                                     Exhibit
                              Number          Exhibit
                            --------          -------

        20.1    SERIES  1999-C  -  Monthly  Certificateholders'  Statement
        20.2    SERIES  1999-C  -  Schedule  to  Monthly  Servicer's Certificate
        20.3    SERIES  1999-C  -  Monthly  Servicer's  Certificate
        20.4    SERIES  2001-A  -  Monthly  Servicer's  Certificate
        20.5    SERIES  2001-A  -  Monthly  Certificateholders'  Certificate
        20.6    SERIES  2001-A  -  Schedule  to  Monthly  Servicer's Certificate